                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Natural Wonders, Inc., a Delaware Corporation                      CASE NO.                      00-46943
                                                                                                     ----------------------
        Debtor and Debtor-in-Possession                                    CHAPTER 11
        (Jointly administered for Procedural Purposes with the Case        MONTHLY OPERATING REPORT
        of its Subsidiary, World of Science, Inc. # 00-46944)              (GENERAL BUSINESS CASE)
------------------------------------------------------------------------
                           SUMMARY OF FINANCIAL STATUS

        MONTH ENDED                  Jan-01              5 w/e 2/3/01      PETITION DATE:                 12/17/00
                              -------------------                                                    ----------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
        Dollars reported in   $1,000


2.      ASSET AND LIABILITY STRUCTURE                                  END OF CURRENT    END OF PRIOR   AS OF PETITION
                                                                            MONTH            MONTH          FILING
        a.  Current Assets                                                    $81,001         $87,808
                                                                       --------------    ------------
        b.  Total Assets                                                     $120,351        $125,897          $88,603
                                                                       --------------    ------------   --------------
        c.  Current Liabilities                                                $3,493          $6,372
                                                                       --------------    ------------
        d.  Total Liabilities                                                 $95,505         $98,348          $78,067
                                                                       --------------    ------------   --------------

3.      STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH            CURRENT MONTH     PRIOR MONTH     CUMULATIVE
                                                                                                        (CASE TO DATE)

        a.  Total Receipts                                                    $21,171         $31,935          $53,106
                                                                       --------------    ------------   --------------
        b.  Total Disbursements                                               $15,118          $4,136          $19,254
                                                                       --------------    ------------   --------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)         $6,053         $27,799          $33,852
                                                                       --------------    ------------   --------------
        d.  Cash Balance Beginning of Month                                   $28,199            $400             $400
                                                                       --------------    ------------   --------------
        e.  Cash Balance End of Month (c + d) (before in transit)             $34,252         $28,199          $34,252
                                                                       --------------    ------------   --------------

                                                                        CURRENT MONTH     PRIOR MONTH     CUMULATIVE
                                                                                                        (CASE TO DATE)
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        ($2,703)         $5,870           $3,167
                                                                       --------------    ------------   --------------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                              $189            $176
                                                                       --------------    ------------
6.      POST-PETITION LIABILITIES                                              $3,493          $6,372
                                                                       --------------    ------------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                     $0              $0
                                                                       --------------    ------------

AT THE END OF THIS REPORTING MONTH:                                                           YES             NO

8.      Have any payments been made on pre-petition debt, other than payments in the
        normal course to secured creditors or lessors? (if yes, attach listing                YES
        including date of payment, amount of payment and name of payee)                  ------------   --------------

9.      Have any payments been made to professionals?  (if yes, attach listing including                      NO
        date of payment, amount of payment and name of payee)                            ------------   --------------

10.     If the answer is yes to 8 or 9, were all such payments approved by the court?         YES
                                                                                         ------------   --------------

11.     Have any payments been made to officers, insiders, shareholders, relatives?
        (if yes, attach listing including date of payment, amount and reason for              YES
        payment, and name of payee)                                                      ------------   --------------

12.     Is the estate insured for replacement cost of assets and for general liability?       YES
                                                                                         ------------   --------------

13.     Are a plan and disclosure statement on file?                                                          NO
                                                                                         ------------   --------------

14.     Was there any post-petition borrowing during this reporting period?                                   NO
                                                                                         ------------   --------------

15.     Check if paid: Post-petition taxes  X;    U.S. Trustee Quarterly Fees X;
        Check if filing is current for: Post-petition
        tax reporting and tax returns:      X.

        (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date:       2/22/2001 0:00                  /s/ Peter Hanelt
        ----------------------              -----------------------------------
                                            Responsible Individual
                                            Peter Hanelt

                            STATEMENT OF OPERATIONS
                            (GENERAL BUSINESS CASE)
                                  For the Period          5 weeks ended 2/3/01

            CURRENT MONTH                                                               PERIOD 12/18/00 TO 2/03/01
    ----------------------------                                                      CUMULATIVE          NEXT MONTH
    ACTUAL   FORECAST    VARIANCE                                                    (CASE TO DATE)        FORECAST
    ------   --------    --------                                                    --------------       ----------

                                           REVENUES:

   $13,522                $13,522      1   Gross Sales                                     $47,933
    $3,233                ($3,233)     2   less: Sales Returns & Allowances                 $7,039
   $10,289     $8,296      $1,993      3   Net Sales                                       $40,894            $8,175
    $6,342     $4,355     ($1,987)     4   less: Cost of Goods Sold (Schedule 'B')         $21,421            $4,251
    $3,947     $3,941          $6      5   Gross Profit                                    $19,473            $3,924
                   $0          $0      6   Interest
                   $0          $0      7   Other Income:
                   $0          $0      8
                   $0          $0      9

    $3,947     $3,941          $6     10       TOTAL REVENUES                              $19,473            $3,924

                                           EXPENSES:
      $120         $0       ($120)    11   Compensation to Owner(s)/Officer(s)                $171
      $946     $4,518      $3,572     12   Salaries                                         $3,581            $3,182
                   $0          $0     13   Commissions                                          $0
                   $0          $0     14   Contract Labor                                       $0
                   $0          $0     15   Rent/Lease:                                          $0
                                               Personal Property
    $3,293     $3,100       ($193)    16       Real Property                                $4,793            $2,504
       $33         $0        ($33)    17   Insurance                                           $43               $35
                   $0          $0     18   Management Fees                                      $0
      $529       $600         $71     19   Depreciation                                       $823              $529
      $271       $452        $181     20   Taxes:
                                               Employer Payroll Taxes                         $596              $318

       $39         $0        ($39)    21       Real Property Taxes                             $39               $39
                   $0          $0     22       Other Taxes                                      $0
    $1,340     $1,000       ($340)    23   Other Selling                                    $1,340              $750
      $885       $500       ($385)    24   Other Administrative                             $1,394              $400
      $404         $0       ($404)    25   Interest                                           $613              $200
        $0         $0          $0     26   Other Expenses:                                      $0
      $475         $0       ($475)    27   Unicap Inventory Adjustment                        $857              $300
                   $0          $0     28                                                        $0
                   $0          $0     29                                                        $0
                   $0          $0     30                                                        $0
                   $0          $0     31                                                        $0
                   $0          $0     32                                                        $0
                   $0          $0     33                                                        $0
                   $0          $0     34                                                        $0

    $8,335    $10,170      $1,835     35       TOTAL EXPENSES                              $14,250            $8,257

   ($4,388)   ($6,229)     $1,841     36   SUBTOTAL                                         $5,223           ($4,333)

                   $0          $0          REORGANIZATION ITEMS:                                $0
                                      37      Professional Fees

                   $0          $0     38   Provisions for Rejected Executory Contracts          $0
                   $0          $0     39   Interest Earned on Accumulated Cash from             $0
                   $0                      Resulting Chp 11 Case                                $0
                   $0          $0     40   Gain or (Loss) from Sale of Equipment                $0
       ($8)        $0          $8     41   U.S. Trustee Quarterly Fees                         ($8)
                   $0          $0     42                                                        $0

       ($8)        $0         ($8)    43        TOTAL REORGANIZATION ITEMS                     ($8)               $0

   ($4,396)   ($6,229)     $1,833     44   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   $5,215           ($4,333)
   ($1,693)   ($2,355)      ($662)    45   Federal & State Income Taxes                     $2,048           ($1,638)

   ($2,703)   ($3,875)     $1,172     46   NET PROFIT (LOSS)                                $3,167           ($2,695)
===========   ========     =======                                                          =======          ========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                         BALANCE SHEET
                                    (GENERAL BUSINESS CASE)
                                      5 WEEK PERIOD ENDED           02/03/01

      ASSETS
                                                                                     FROM SCHEDULES              MARKET VALUE
                                                                                     --------------              ------------
               CURRENT ASSETS
      1             Cash and cash equivalents - unrestricted                                                          $40,268
      2             Cash and cash equivalents - restricted                                                               $688
      3             Accounts receivable (net)                                               A                            $189
      4             Inventory                                                               B                         $34,364
      5             Prepaid expenses                                                                                   $4,892
      6             Professional retainers                                                                               $600
      7             Other:
      8
      9                     TOTAL CURRENT ASSETS                                                                      $81,001

               PROPERTY AND EQUIPMENT (MARKET VALUE)

     10             Real property                                                           C                              $0
     11             Machinery and equipment                                                 D                              $0
     12             Furniture and fixtures                                                  D                         $15,457
     13             Office equipment                                                        D                          $3,162
     14             Leasehold improvements                                                  D                          $1,949
     15             Vehicles                                                                D                              $0
     16             Other:                                                                  D
     17                                                                                     D
     18                                                                                     D
     19                                                                                     D
     20                                                                                     D
     21                     TOTAL PROPERTY AND EQUIPMENT                                                              $20,568
               OTHER ASSETS

     22             Loans to shareholders
     23             Loans to affiliates

     24             Federal and State Income Taxes - Net (a)                                                          $18,659
     25             Security Deposits                                                                                    $104
     26             Misc                                                                                                  $19
     27

     28                     TOTAL OTHER ASSETS                                                                        $18,782
     29                     TOTAL ASSETS                                                                             $120,351
                                                                                                                     ========

         NOTE:

                    Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

(A) - THIS TAX PREPAID ASSET MAY NOT BE USED BY THE DEBTOR DEPENDING ON THE FINAL OUTCOME OF THE CASE.

                                LIABILITIES AND EQUITY
                                (GENERAL BUSINESS CASE)

          LIABILITIES FROM SCHEDULES

               POST-PETITION

                    CURRENT LIABILITIES
     30                     Salaries and wages                                                                           $670
     31                     Payroll taxes                                                                                  $0
     32                     Real and personal property taxes
     33                     Income taxes

     34                     Sales taxes                                                                                  $688
     35                     Notes payable (short term)
     36                     Accounts payable (trade)                                        A                             $71
     37                     Real property lease arrearage                                                                  $0
     38                     Personal property lease arrearage
     39                     Accrued professional fees
     40                     Current portion of long-term post-petition debt (due within 12 months)
     41                     Other:                                                                                       $165
     42                       Gift Certificates and Customer Credits                                                      $99
     43                       Interest and Loan Fees                                                                   $1,800
     44                     TOTAL CURRENT LIABILITIES                                                                  $3,493
     45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
     46                     TOTAL POST-PETITION LIABILITIES                                                            $3,493
               PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

     47                     Secured claims                                                  F                         $36,854
     48                     Priority unsecured claims                                       F                          $5,761
     49                     General unsecured claims - nonaffiliates                        F                         $39,786
                            General unsecured claims - Due to subsidiary           SEE DISCUSSION ON F                 $9,611
     50                     TOTAL PRE-PETITION LIABILITIES                                                            $92,012
     51                     TOTAL LIABILITIES                                                                         $95,505
          EQUITY (DEFICIT)

     52             Retained Earnings/(Deficit) at time of filing                                                    ($12,051)
     53             Capital Stock                                                                                          $1
     54             Additional paid-in capital                                                                        $33,729
     55             Cumulative profit/(loss) since filing of case                                                      $3,167
     56             Post-petition contributions/(distributions) or (draws)
     57

     58             Market value adjustment

     59                     TOTAL EQUITY (DEFICIT)                                                                    $24,846
     60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                     $120,351
                                                                                                                     ========

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

Receivables and Payables Agings                           ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE       PAST DUE
                                                        [PRE AND POST PETITION]        [POST PETITION]   POST PETITION DEBT
     0 -30 Days                                                                                   $71
     31-60 Days
     61-90 Days                                                                                                          $0
     91+ Days                                                              $189
     Total accounts receivable/payable                                     $189                   $71
     Allowance for doubtful accounts
     Accounts receivable (net)                                             $189

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)
                                                                             COST OF GOODS SOLD
                                                   INVENTORY(IES)
                                                     BALANCE AT
                                                    END OF MONTH
                                                                             INVENTORY BEGINNING OF MONTH               38440
                                                                             Add -
     Retail/Restaurants -                                                      Net purchase                              $854
       Product for resale                                      $34,364         Direct labor
                                                                               Manufacturing overhead

     Distribution -                                                            Freight in                                 $90
       Products for resale                                                     Other:
                                                                             in transit                                 $717
     Manufacturer -
       Raw Materials

       Work-in-progress                                                      Less -
       Finished goods                                                          Inventory End of Month                 $34,364
                                                                               Shrinkage                                ($130)
     Other - Explain                                                            Change in Unicap                        ($475)

                                                                             Cost of Goods Sold                        $6,342
                                                                                                                      =======
         TOTAL                                                 $34,364
                                                               =======

     METHOD OF INVENTORY CONTROL                                             INVENTORY VALUATION METHODS

     Do you have a functioning perpetual inventory system?                   Indicate by a checkmark method of inventory used.
                 Yes   X       No

     How often do you take a complete physical inventory?                    Valuation methods -
                                                                               FIFO cost
       Weekly                                                                  LIFO cost
       Monthly                                                                 Lower of cost or market                X
       Quarterly                                                               Retail method
       Semi-annually       X                                                   Other
       Annually                                                                  Explain
Date of last physical inventory was      8/6/2000    Full

Date of next physical inventory is       2/19/2001   Partial

                           SCHEDULE C
                          REAL PROPERTY

                                                                                             Cost                  Market Value
Description

       The Debtor has approximately 150 Store leases that have no Book Value, but may have Fair Market Value.
       These leases are under consideration for sale in March or April.

       Total                                                                                  $0                        $0
                                                                                             ====                      =====

                           SCHEDULE D
                    OTHER DEPRECIABLE ASSETS

Description                                                                                    COST                MARKET VALUE
Machinery & Equipment -

       Total                                                                                        $0                 $0
Furniture & Fixtures -
       Store and Office Fixtures and Furniture                                                 $15,457

       Total                                                                                   $15,457                 $0
Office Equipment -
       Store and Office Equipment                                                               $3,162

       Total                                                                                    $3,162                 $0
Leasehold Improvements -
       Store and Office Improvements                                                            $1,949

       Total                                                                                    $1,949                 $0
Vehicles -

       Total                                                                                        $0                 $0
                                                                                                ======               ======

                                          SCHEDULE E
                                 AGING OF POST-PETITION TAXES
                          (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                     0-30 DAYS         31-60 DAYS         61-90 DAYS        91+ DAYS          TOTAL
                                                  ---------         ----------         ----------        --------          -----
FEDERAL

        Income Tax Withholding                           $0                                                                    $0
        FICA - Employee                                  $0                                                                    $0
        FICA - Employer                                  $0                                                                    $0
        Unemployment (FUTA)                              $0                                                                    $0
        Income                                                                                                                 $0
        Other (Attach List)                                                                                                    $0
TOTAL FEDERAL TAXES                                      $0                 $0                $0              $0               $0
STATE AND LOCAL

        Income Tax Withholding                           $0                                                                    $0
        Unemployment (UT)                                $0                                                                    $0
        Disability Insurance (DI)                                                                                              $0
        Empl. Training Tax (ETT)                                                                                               $0
        Sales                                          $688                                                                  $688
        Excise                                                                                                                 $0
        Real property                                                                                                          $0
        Personal property                                                                                                      $0
        Income                                                                                                                 $0
        Other (Attach List)                                                                                                    $0
TOTAL STATE & LOCAL TAXES                              $688                 $0                $0              $0             $688
TOTAL TAXES                                            $688                 $0                $0              $0             $688
                                                       ====                ====              ====            ====            ====


                                        SCHEDULE F
                                 PRE-PETITION LIABILITIES

LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                CLAIMED                   ALLOWED
-------------------------------------------                                                 AMOUNT                  AMOUNT (B)

        Secured claims  (a)                                                                $36,854
        Priority claims other than taxes                                                    $1,335
        Priority tax claims                                                                 $4,426
        General unsecured claims                                                           $39,786
        GENERAL UNSECURED CLAIM (C) DUE TO SUBSIDIARY WORLD OF SCIENCE, INC.                $9,611
                                                                                           =======

        (a)     List total amount of claims even it under secured.
        (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

        (C) THIS AMOUNT IS AN ESTIMATE OF AMOUNTS DUE TO THE SUBSIDIARY, WORLD OF SCIENCE INC., BASED ON CERTAIN ASSUMPTIONS, FOR PURPOSES OF CAUSING THE BALANCE SHEET OF WOSI TO BALANCE. IT IS CALCULATED TO ESTIMATE INTERCOMPANY ACTIVITY THAT OCCURRED IN CONTEMPLATION OF A MERGER OF THE TWO COMPANIES, IN WHICH OPERATIONS WERE TO BE CONSOLIDATED INTO NATURAL WONDERS. THIS MERGER DID NOT OCCUR PREPETITION, BUT MAY RESULT, EFFECTIVELY, ON A POSTPETITION BASIS,
        IF THIS CASE IS CONSOLIDATED SUBSTANTIVELY WITH THAT OF WORLD OF SCIENCE, WHICH IS UNDER CONSIDERATION. THIS AMOUNT WOULD DIFFER SUBSTANTIALLY IF THE JOINT AND SEVERAL LIABILITY FOR THE $38M SECURED CLAIM IS ADDED TO THE INTERCOMPANY BALANCE. THE PAYABLE TO THE SUBSIDIARY IS INCREASED MONTHLY FOR THE AMOUNT OF THE MONTHLY DEPRECIATION FOR WOSI ASSETS USED BY NATURAL WONDERS. THE AMOUNT MAY BE A PREPETITION ITEM SUBJECT TO PAYMENT IN ACCORDANCE WITH THE PLAN OF REORGANIZATION, WHEN DRAFTED.


                              SCHEDULE G
                      RENTAL INCOME INFORMATION
               NOT APPLICABLE TO GENERAL BUSINESS CASES


                              SCHEDULE H
              RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                    ACCOUNT 1          ACCOUNT 2         ACCOUNT 3        ACCOUNT 4
                                                    ---------          ---------         ---------        ---------
Bank
Account Type
Account No.
Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts                  $40,956
                                                      =======

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

       ** THE DEBTOR HAS OVER 200 BANK ACCOUNTS DUE TO ITS MULTI STATE RETAIL LOCATIONS. THE BANK STATEMENTS AND RECONCILIATION'S ARE AVAILABLE AT THE CORPORATE OFFICES FOR REVIEW. THIS COMPLEX CASH MANAGEMENT SYSTEM WAS APPROVED FOR CONTINUED USE BY COURT ORDER.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                    FOR THE 5 WEEKS ENDED 12/31/00 - 2/03/01                                           PERIOD 12/18/00 TO 2/03/01
                                                                                          Actual             Cumulative
                                                                                      CURRENT PERIOD       (CASE TO DATE)
                                                                                      --------------       --------------
     CASH RECEIPTS

1           Rent/Leases Collected                                                                                    $0
2           Cash Received from Sales                                                      $21,171               $53,106
3           Interest Received                                                                                        $0
4           Borrowings                                                                                               $0
5           Funds from Shareholders, Partners, or Other Insiders                                                     $0
6           Capital Contributions                                                                                    $0
7                                                                                                                    $0
8                                                                                                                    $0
9                                                                                                                    $0
10                                                                                                                   $0
11                                                                                                                   $0
12                TOTAL CASH RECEIPTS                                                     $21,171               $53,106

     CASH DISBURSEMENTS
13          Payments for Inventory                                                            854                $1,039
14          Selling                                                                          $796                $1,030
15          Administrative                                                                   $898                $1,222
16          Capital Expenditures                                                                                     $0
17          Principal Payments on Debt                                                                               $0
18          Interest Paid                                                                                            $0
            Rent/Lease:                                                                                              $0
19                Personal Property                                                        $5,541                $5,541
20                Real Property                                                                                      $0
            Amount Paid to Owner(s)/Officer(s)                                                                       $0
21                Salaries                                                                                           $0
22                Draws                                                                                              $0
23                Commissions/Royalties                                                                              $0
24                Expense Reimbursements                                                                             $0
25                Other                                                                                              $0
26          Salaries/Commissions (less employee withholding)                               $4,060                $6,177
27          Management Fees                                                                                          $0
            Taxes:                                                                                                   $0
28                Employee Withholding                                                       $602                $1,649
29                Employer Payroll Taxes                                                     $397                  $626
30                Real Property Taxes                                                                                $0
31                Other Taxes - sales taxes                                                $1,820                $1,820
32          Other Cash Outflows:                                                                                     $0
33                                                                                                                   $0
34                Professional retainers                                                     $150                  $150
35                                                                                                                   $0
36                                                                                                                   $0
37                                                                                                                   $0
38                TOTAL CASH DISBURSEMENTS:                                               $15,118               $19,254
39   NET INCREASE (DECREASE) IN CASH                                                       $6,053               $33,852
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $28,199                  $400
                                                                                          -------               -------
41   CASH BALANCE, END OF PERIOD  (PER CASH FLOW REPORTS TO BANK AND COMMITTEE)           $34,252               $34,252
                                                                                          =======               =======
     Cash in Operating Accounts                                                           $34,252
     Cash in Transit from Credit Card Companies or Depository Banks                        $6,704
                                                                                          -------
     Cash Balance, End of Period per General Ledger                                       $40,956
                                                                                          =======

NATURAL WONDERS, INC.
CASE # 00-46943

ATTACHMENT TO MONTHLY OPERATING REPORT

PAYMENTS OF PRE-PETITION DEBTS

QUESTION # 8 - SUMMARY SHEET

           The Debtor, in accordance with Court orders of December 18th, 2000 and amended Orders of February 5th , 2001, has paid certain specific pre-petition debts, as follows:

                       Pre-petition Wages, Salaries, and related Compensation Employee Sick pay, Vacation pay, Holiday pay not to exceed $2,175,000, plus checks previously issued and not honored (approximately $300,000).

                       Pre-petition Vacation pay accrued and unpaid, not to exceed $600,000.

                       Pre-petition Employee Expense Reimbursements, not to exceed $200,000.

                       Pre-petition Temporary Employment Agencies, not to exceed $365,000.

                       Pre-petition Employee Benefit Program amounts, not to exceed $300,000.

                       Pre-petition Employee garnishments, taxes, alimonies etc, as required by law.

           In the period December 18th, 2000 to February 3rd, 2001 the Debtor paid amounts in the above categories in amounts that did not exceed the limits. Records of these Disbursements are maintained in the Debtor's Corporate Office.

QUESTION # 9 - SUMMARY SHEET

           The Debtor has made payments to it's Officers and Directors in accordance with the above Pre-Petition information as it related to wages, salaries, benefits and employee expense reimbursement. None of these payments were outside of the conditions of the above mentioned orders.

                             STATEMENT OF CASH FLOWS
             (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED_______________

      CASH FLOWS FROM OPERATING ACTIVITIES                                                       ACTUAL              CUMULATIVE
                                                                                              CURRENT MONTH        (CASE TO DATE)
1           Cash Received from Sales
2           Rent/Leases Collected
3           Interest Received
4           Cash Paid to Suppliers
5           Cash Paid for Selling Expenses
6           Cash Paid for Administrative Expenses
            Cash Paid for Rents/Leases:
7               Personal Property
8               Real Property
9           Cash Paid for Interest
10          Cash Paid for Net Payroll and Benefits
            Cash Paid to Owner(s)/Officer(s)
11              Salaries
12              Draws
13              Commissions/Royalties
14              Expense Reimbursements
15              Other
            Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax
17              Employee Withholdings
18              Real Property Taxes
19              Other Taxes
20          Cash Paid for General Expenses
21
22
23
24
25
26
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS             $0                    $0

      CASH FLOWS FROM REORGANIZATION ITEMS
28          Interest Received on Cash Accumulated Due to Chp 11 Case
29          Professional Fees Paid for Services in Connection with Chp 11 Case
30          U.S. Trustee Quarterly Fees
31

32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                         $0                    $0

33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                         $0                    $0

      CASH FLOWS FROM INVESTING ACTIVITIES
34          Capital Expenditures

35          Proceeds from Sales of Capital Goods due to Chp 11 Case
36
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                         $0                    $0

      CASH FLOWS FROM FINANCING ACTIVITIES
38          Net Borrowings (Except Insiders)
39          Net Borrowings from Shareholders, Partners, or Other Insiders
40          Capital Contributions
41          Principal Payments
42

43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                         $0                    $0
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                               $0                    $0
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                                          $0                    $0
                                                                                                        ====                  ====